EXHIBIT 99
                           ==========

        Certification of Chief Executive Officer Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
----------------------------------------------------------------------

In connection with the Quarterly Report of DrGoodTeeth.com, Registrant on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Anchana Chayawatana, Chief Executive Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the bet of my knowledge and belief:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Date: November 3, 2002        /s/ Anchana Chayawatana
                              ----------------------------------
                              Chief Executive Officer of
                              DrGoodTeeth.com, Registrant





  Certification of Chief Financial Officer Pursuant to Section 906
     of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
  ----------------------------------------------------------------

In connection with the Quarterly Report of Dr. GoodTeeth.com, the Registrant, on Form 10-Q for the period ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Lt.Dr. Somdul Manpiankarn, Chief Financial Officer of Registrant, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the bet of my knowledge and belief:

   (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Date: November 3, 2002    /s/ Lt.Dr. Somdul Manpiankarn
                          ----------------------------------
                          Chief Financial Officer of
			  DrGoodTeeth.com, Registrant